UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 19, 2018
(Date of earliest event reported)

BANK 2018-BNK12

(Central Index Key Number 0001739423)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Bank of America, National Association

(Central Index Key Number 0001102113)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

National Cooperative Bank, N.A.

(Central Index Key Number 0001577313)

(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)
(Exact name of registrant as specified in its charter)

Delaware	333-206847-09	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01.          Entry into a Material Definitive Agreement.

On May 30, 2018, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2018-BNK12 (the “Certificates”), was issued by BANK 2018-BNK12, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2018 (the “Pooling and Servicing Agreement”), between Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, AEGON USA Realty Advisors, LLC, as Fair Oaks Mall special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The mortgage loan secured by the mortgaged property identified as “The Gateway” on Exhibit B to the Pooling and Servicing Agreement (the “The Gateway Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “The Gateway Whole Loan”) that also includes three (3) additional pari passu promissory notes and six (6) subordinate promissory notes, which are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that The Gateway Mortgage Loan is to be serviced and administered (i) until the securitization of the controlling promissory note, under the BANK 2018-BNK11 Pooling and Servicing Agreement and (ii) from and after the securitization of controlling promissory note, under the pooling and servicing agreement entered into in connection with such securitization. The securitization of the controlling promissory note occurred on June 19, 2018, and accordingly as of such date The Gateway Whole Loan, including The Gateway Mortgage Loan, is being serviced and administered in accordance with the pooling and servicing agreement, dated as of June 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor (the “COMM 2018-HOME PSA”), relating to the COMM 2018-HOME Mortgage Trust securitization transaction into which the controlling promissory note was deposited. The COMM 2018-HOME PSA is attached hereto as Exhibit 4.1.

The terms and conditions of the COMM 2018-HOME PSA applicable to the servicing of The Gateway Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on May 30, 2018; however, the servicing arrangements will differ in certain respects. For example:

•	Special servicing fees, work-out fees and liquidation fees payable to the special servicer under the COMM 2018-HOME PSA with respect to The Gateway Mortgage Loan will generally be calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement, except that (i) the special servicing fee is not subject to a monthly minimum, (ii) the liquidation fee will be payable from the related payment or proceeds in an amount equal to the lesser of (1) 0.50% of such payment or proceeds (exclusive of any portion of such amount that represents penalty charges) (or, if such rate would result in an aggregate liquidation fee of less than $25,000, then the liquidation fee rate will be equal to such higher rate as would result in an aggregate liquidation fee equal to $25,000) and (2) $1,000,000

(workout fees and liquidation fees with respect to each mortgage loan or whole loan will be subject to an aggregate cap per mortgage loan or whole loan of $1,000,000), (iii) the workout fee will be payable out of each collection of interest and principal (including scheduled payments, prepayments, balloon payments, and payments at maturity) received on the related mortgage loan (or whole loan, as applicable) for so long as it remains a corrected mortgage loan, in an amount equal to the lesser of (1) 0.50% of each such collection of interest and principal and (2) $1,000,000 in the aggregate with respect to any particular workout of a specially serviced loan (workout fees and liquidation fees with respect to each mortgage loan or whole loan will be subject to an aggregate cap per mortgage loan or whole loan of $1,000,000), and (iv) in the case of each of the preceding clauses (i) through (iii), such fees will be subject to certain additional or different offsets and thresholds, which may affect the circumstances under which such fees will be payable to the special servicer under the COMM 2018-HOME PSA.

•	The servicing transfer events under the COMM 2018-HOME PSA that would cause The Gateway Mortgage Loan to become specially serviced are similar, but not necessarily identical, to the corresponding provisions under the Pooling and Servicing Agreement.
•	The COMM 2018-HOME PSA does not provide for any asset representations review procedures or for any dispute resolution procedures similar to those in the Pooling and Servicing Agreement. There is no asset representations reviewer (or equivalent party) with respect to the securitization trust created pursuant to COMM 2018-HOME PSA.
•	There is no risk retention consultation party (or equivalent party) with respect to the securitization trust created pursuant to COMM 2018-HOME PSA.
•	The liability of the parties to the COMM 2018-HOME PSA will be limited in a manner similar, but not necessarily identical, to the liability of the parties to the Pooling and Servicing Agreement. In addition, the parties to the COMM 2018-HOME PSA (and their related directors, officers and other agents) are entitled to reimbursement and/or indemnification for losses, liabilities, costs and other expenses associated with the COMM 2018-HOME PSA to the same extent that parties to the Pooling and Servicing Agreement (and their related directors, officers and other agents) are entitled to reimbursement and/or indemnification for losses, liabilities, costs and expenses associated with the Pooling and Servicing Agreement. The Trust, as the holder of The Gateway Mortgage Loan, will be responsible for its pro rata share of any such amounts (including out of general collections on the BANK 2018-BNK12 mortgage pool, if necessary).
•	The COMM 2018-HOME PSA differs from the Pooling and Servicing Agreement in certain respects relating to one or more of the following: timing, control or consultation triggers or thresholds, terminology, allocation of ministerial duties between multiple servicers or other service providers, certificateholder or investor voting or consent thresholds, master servicer and special servicer termination events, rating requirements for accounts and permitted investments, eligibility requirements applicable to servicers and other service providers, and the circumstances under which approvals, consents, consultation, notices or rating agency confirmations may be required.

Item 6.02.       Change of Servicer or Trustee.

As a result of the servicing shift for The Gateway Mortgage Loan described in Item 1.01, AEGON USA Realty Advisors, LLC is the special servicer with respect to two mortgage loans, which collectively represent more than 10% of the aggregate Cut-off Date Balance of the Mortgage Loans (The Gateway Mortgage Loan, representing 6.1%, and the Fair Oaks Mall Mortgage Loan, representing 8.9%, of the aggregate Cut-off Date Balance of the Mortgage Loans, respectively).

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2018	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC. (Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.	(E)